Reverse Recapitalization	12 Months Ended
Dec. 31, 2023
Reverse Recapitalization [Abstract]
Reverse Recapitalization	Reverse Recapitalization
On January 25, 2022, and pursuant to the Merger Agreement, the merger between the Company and CF V (the “Merger”) was accounted for as a reverse recapitalization (the “Reverse Recapitalization”) in accordance with U.S. GAAP. Under this method of accounting, CF V was treated as the “acquired” company and Satellogic was treated as the acquirer for financial reporting purposes. Accordingly, for accounting purposes, the reverse recapitalization was treated as the equivalent of the Company issuing stock for the net assets of CF V, accompanied by a recapitalization. The net assets of CF V were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger represent those of the Company.
The transaction resulted in net cash proceeds of $168 million, after transaction expenses and debt repayment, through the contribution of cash held in CF V’s trust account, net of redemptions by CF V’s public stockholders, and a concurrent private placement offering led by SoftBank’s SBLA Advisers Corp. and CF&Co., among other institutional investors, and the Liberty Investment, as defined and described further below.
On the Closing Date, the Company consummated the Merger contemplated by the Merger Agreement, including the following:
Private Placement (“PIPE”) Investment
Pursuant to the relevant subscription agreement, Satellogic issued 5,816,770 Class A ordinary shares and a non-redeemable warrant (“PIPE Warrant”) to purchase 2,500,000 Class A ordinary shares to a PIPE investor at an exercise price of $20.00 per share, for an aggregate purchase price of $58.2 million.
Forward Purchase Agreement
In July 2021, CFAC Holdings V, LLC (the “Sponsor”), CF V, and Satellogic entered into the Amended and Restated Forward Purchase Agreement (“FPA”), pursuant to which Satellogic issued to the Sponsor 1,250,000 Class A ordinary shares, and warrants to purchase an additional 333,333 Class A ordinary shares at an exercise price of $11.50 per share (“Forward Purchase Warrant”), for an aggregate purchase price of $10.0 million.
Cantor Loan
Satellogic and Cantor Fitzgerald Securities (“CF Securities”) entered into a Secured Promissory Note, dated December 23, 2021 (the “Promissory Note”), pursuant to which CF Securities agreed to loan $7.5 million to Satellogic (the “Cantor Loan”). On January 18, 2022, CF Securities, Satellogic and Nettar entered into the Promissory Note Waiver Letter (the “Promissory Note Waiver Letter”) pursuant to which Satellogic and CF Securities agreed that the Company would repay the Cantor Loan, including all principal and interest by the issuance of 788,021 Class A ordinary shares. Such repayment occurred on the Closing Date.

Redeemable Series X Preferred Stock
As a result of the transaction, the 2,033,230 outstanding shares of redeemable Series X preferred stock and accrued dividends in the combined amount of $21.4 million were converted to 2,140,340 Class A ordinary shares.
Liberty Investment
On January 18, 2022, Satellogic and CF V entered into the Liberty Subscription Agreement with an investor (the “Liberty Investor”). Satellogic agreed to issue and sell to the Liberty Investor (i) 20,000,000 of Satellogic’s Class A ordinary shares (the “Liberty Shares”), (ii) a warrant to purchase up to 5,000,000 Satellogic’s Class A ordinary shares at an exercise price of $10.00 per share (the “$10.00 Liberty Warrant”), and (iii) a warrant to purchase up to 15,000,000 of Satellogic’s Class A ordinary shares at an exercise price of $15.00 per share (the “$15.00 Liberty Warrant”, and together with the $10.00 Liberty Warrant, the “Liberty Warrants”), in a private placement for an aggregate purchase price of $150.0 million. The transaction closed on February 10, 2022 (the “Liberty Closing” and the transaction collectively, the “Liberty Investment”).

An advisory fee is payable by Satellogic in exchange for advisory services to be provided to Satellogic from time to time until a Cessation Event (as defined in the Liberty Subscription Agreement). The advisory fee includes a warrant to purchase 2,500,000 of Satellogic’s Class A ordinary shares at an exercise price of $10.00 per share (the “Liberty Advisory Fee Warrant”), which was issued at the Liberty Closing, and for so long as a Cessation Event has not occurred, $1.25 million to be paid in cash on the 18-month anniversary of the Liberty Closing and on the last day (or, if not a business day, the immediately following business day) of each of the following five successive three-month anniversaries of such 18-month anniversary (each, an “Advisory Fee Cash Payment” and together, the “Advisory Fee Cash Payments”), representing an aggregate of up to $7.5 million in Advisory Fee Cash Payments. There was $2.5 million owed to the Liberty Investor for the the Advisory Fee Cash Payments and included in accounts payable at December 31, 2023.

The Liberty Advisory Fee Warrant became exercisable as of and from February 10, 2023, and will expire on the fifth anniversary of the Liberty Closing (i.e., February 10, 2027). The Liberty Advisory Fee Warrant is subject to substantially the same terms as the Liberty Warrants.
Transaction Fees

On January 18, 2022, CF V, Satellogic and CF&Co. entered into the CF Fee Letter, pursuant to which Satellogic agreed to pay cash of $5.0 million and issue an aggregate of 2,058,229 of Satellogic’s Class A ordinary shares in payment of certain Merger-related transaction fees. Such payments were made on the Closing Date.

Company Stockholders
In connection with the Merger Transaction:
•the common stock and preferred stock of Nettar that were issued and outstanding immediately prior to the Merger were automatically canceled and ceased to exist in exchange for Satellogic’s Class A ordinary shares, as determined in accordance with the Merger Agreement;
•all Convertible Notes of Nettar converted into Nettar Preferred Shares which were exchanged for shares of Satellogic’s Class A ordinary shares as determined in the Merger Agreement;
•all options to purchase common stock of Nettar were assumed by the Company and became options to purchase Satellogic’s Class A ordinary shares as determined in accordance with the Merger Agreement;
•the Columbia Warrant (as defined below) outstanding immediately prior to the Merger became exercisable for that number of Satellogic’s Class A ordinary shares as determined in accordance with the Merger Agreement.
The following table illustrates the shares issued to our stockholders after giving effect to the 3.3028 Exchange Ratio in accordance with the transactions contemplated by the Merger Agreement as of the Closing Date and the issuance of shares pursuant to the transactions described above:

Company stockholders	Shares
Class A stockholders immediately prior to merger	17,215,336
Series A preferred stockholders	7,968,316
Series B preferred stockholders	4,597,928
Series B-1 preferred stockholders	2,171,399
2018 convertible noteholders	5,581,416
2019 convertible noteholders	7,846,333
2020 convertible noteholders	4,553,205
Redeemable Series X preferred stockholders	2,140,340
Liberty Investor	20,000,000
PIPE investors	5,816,770
Shares issued for Cantor loan repayment	788,021
Shares issued to Sponsor under Forward Purchase Securities Agreement	1,250,000
Issuance of shares for transaction fees	2,058,229
CF V shares	6,837,354
88,824,647